Janus Henderson Forty Fund

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – 98.4%
Aerospace & Defense – 2.1%
L3Harris Technologies Inc	1,963,046	$333,070,015
Capital Markets – 2.3%
Blackstone Group Inc	6,486,132	367,504,239
Chemicals – 2.0%
Sherwin-Williams Co	531,650	307,213,953
Construction Materials – 0.8%
Vulcan Materials Co	1,121,784	129,958,676
Electronic Equipment, Instruments & Components – 0.6%
Cognex Corp	1,697,199	101,356,724
Entertainment – 3.9%
Netflix Inc*	936,338	426,071,244
Walt Disney Co	1,692,417	188,721,420
		614,792,664
Equity Real Estate Investment Trusts (REITs) – 2.9%
American Tower Corp	1,730,428	447,384,855
Health Care Equipment & Supplies – 8.5%
Boston Scientific Corp*	14,844,217	521,180,459
Danaher Corp	2,396,073	423,697,589
Edwards Lifesciences Corp*	1,508,958	104,284,087
Intuitive Surgical Inc*	482,641	275,023,321
		1,324,185,456
Household Products – 1.9%
Procter & Gamble Co	2,472,206	295,601,671
Information Technology Services – 7.2%
Mastercard Inc	3,049,224	901,655,537
PayPal Holdings Inc*	1,288,763	224,541,178
		1,126,196,715
Interactive Media & Services – 9.1%
Alphabet Inc - Class C*	432,007	610,689,415
Facebook Inc*	1,745,102	396,260,311
Match Group Inc*,#	1,699,389	181,919,593
Snap Inc*	9,677,141	227,316,042
		1,416,185,361
Internet & Direct Marketing Retail – 9.9%
Amazon.com Inc*	490,558	1,353,361,222
Booking Holdings Inc*	119,702	190,606,283
		1,543,967,505
Pharmaceuticals – 4.3%
Elanco Animal Health Inc*	7,930,172	170,102,189
Merck & Co Inc	3,306,019	255,654,449
Zoetis Inc	1,772,591	242,915,871
		668,672,509
Professional Services – 2.1%
CoStar Group Inc*	459,461	326,525,149
Semiconductor & Semiconductor Equipment – 8.5%
ASML Holding NV	996,673	366,805,564
Lam Research Corp	483,711	156,461,160
Microchip Technology Inc	1,252,313	131,881,082
NVIDIA Corp	849,552	322,753,300
Texas Instruments Inc	2,750,573	349,240,254
		1,327,141,360
Software – 17.1%
Adobe Inc*	1,256,513	546,972,674
Avalara Inc*	1,483,552	197,445,936
Microsoft Corp	6,666,744	1,356,749,071
salesforce.com Inc*	3,022,737	566,249,322
		2,667,417,003
Specialty Retail – 2.7%
Home Depot Inc	1,660,688	416,018,951
Technology Hardware, Storage & Peripherals – 5.8%
Apple Inc	2,495,894	910,502,131
Textiles, Apparel & Luxury Goods – 4.3%
Lululemon Athletica Inc*	377,007	117,629,954
LVMH Moet Hennessy Louis Vuitton SE	733,405	321,203,756
NIKE Inc	2,444,392	239,672,636
		678,506,346

Shares or Principal Amounts		Value
Common Stocks – (continued)
Wireless Telecommunication Services – 2.4%
T-Mobile US Inc*	3,607,229	$375,692,900
Total Common Stocks (cost $8,973,294,855)		15,377,894,183
Investment Companies – 1.6%
Money Markets – 1.6%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $251,078,231)	251,069,923	251,095,030
Investments Purchased with Cash Collateral from Securities Lending – 1.1%
Investment Companies – 0.9%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº,£	139,060,260	139,060,260
Time Deposits – 0.2%
Royal Bank of Canada, 0.0900%, 7/1/20	$34,765,065	34,765,065
Total Investments Purchased with Cash Collateral from Securities Lending (cost $173,825,325)		173,825,325
Total Investments (total cost $9,398,198,411) – 101.1%		15,802,814,538
Liabilities, net of Cash, Receivables and Other Assets – (1.1)%		(177,381,000)
Net Assets – 100%		$15,625,433,538

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$15,114,805,218	95.7%
Netherlands	366,805,564	2.3
France	321,203,756	2.0

Total	$15,802,814,538	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investment Companies - 1.6%
Money Markets - 1.6%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	$3,501,194	$85,294	$16,799	$251,095,030
Investments Purchased with Cash Collateral from Securities Lending - 0.9%
Investment Companies - 0.9%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	4,866,897∆	-	-	139,060,260
Total Affiliated Investments - 2.5%	$8,368,091	$85,294	$16,799	$390,155,290

	Value at 9/30/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies - 1.6%
Money Markets - 1.6%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	247,054,579	2,868,238,542	(2,864,300,184)	251,095,030
Investments Purchased with Cash Collateral from Securities Lending - 0.9%
Investment Companies - 0.9%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	-	520,729,704	(381,669,444)	139,060,260

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

#	Loaned security; a portion of the security is on loan at June 30, 2020.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Textiles, Apparel & Luxury Goods	$357,302,590	$321,203,756	$-
All Other	14,699,387,837	-	-
Investment Companies	-	251,095,030	-
Investments Purchased with Cash Collateral from Securities Lending	-	173,825,325	-
Total Assets	$15,056,690,427	$746,124,111	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.